Ticker Symbol SCSGX

SCS Tactical Allocation Fund
A series of the
Starboard Investment Trust

PROSPECTUS
December 29, 2014
This prospectus contains information about the SCS Tactical Allocation Fund that you should know before investing.  You should read this prospectus carefully before you invest or send money, and keep it for future reference.  For questions or for Shareholder Services, please call 1-800-773-3863.

Investment Advisor
Sentinel Capital Solutions
38 S. Potomac Street
Suite 304
 Hagerstown, MD 21740

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
Summary	2
Investment Objectives	2
Fees and Expenses of the Fund	2
Principal Investment Strategies	3
Principal Risks of Investing in the Fund	5
Performance Information	9
Management	10
Purchase and Sale of Fund Shares	10
Tax Information	10
Financial Intermediary Compensation	10
Non-Principal Investment Policies and Risks	11
Management of the Fund	12
Investment Advisor	12
Distributor	13
Additional Information on Expenses	13
Investing in the Fund	15
Purchase and Redemption Price	15
Buying or Selling Shares Through a Financial Intermediary	16
Purchasing Shares	16
Redeeming Shares	20
Frequent Purchases and Redemptions	23
Other Important Information	25
Dividends, Distributions, and Taxes	25
Financial Highlights	25
Additional Information	Back Cover

SUMMARY
INVESTMENT OBJECTIVES
The SCS Tactical Allocation Fund seeks to achieve capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section "Purchasing Shares" in this prospectus and the section "Additional Purchase and Redemption Information" in the Fund's statement of additional information
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	4.75%
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None
Redemption Fee (as a % of amount redeemed)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b‑1) Fees	0.25%
Other Expenses	2.53%
Acquired Fund Fees and Expenses[1]	0.03%
Total Annual Fund Operating Expenses	3.81%
Fee Waiver and/or Expense Limitation[2]	0.06%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	3.75%

1. "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

2. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume any expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, borrowing costs, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and, payments under the Rule 12b-1 distribution plan) to not more than 3.75% of the average daily net assets of the Fund through January 1, 2016.  The Fund's net expense ratio will be higher than 3.75% to the extent that it incurs expenses excluded from the Expense Limitation Agreement.  The Expense Limitation Agreement may not be terminated prior to that date.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$834	$1,578	$2,340	$4,324

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 156.28% of the average value of its portfolio. The increase in portfolio turnover was attributable to an increase in Fund assets and the Fund's investments in certain short-duration assets.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by investing in a mix of equity securities and fixed income securities, which the Fund's investment adviser, Sentinel Capital Solutions, Inc. (the "Advisor"), determines are undervalued, offer the potential for capital appreciation, or may offer appreciation with lower volatility than the overall market.
In selecting securities for the Fund's portfolio, the Advisor first implements a "top down" approach, using proprietary modeling and research tools to determine an allocation between equities and fixed income securities and, with respect to the equity portion of the portfolio, identify those sectors of the economy that the Advisor believes have the most favorable outlook based on market and economic conditions.  The Advisor then uses its proprietary research to select individual securities for the Fund's portfolio that are currently disfavored by the markets or are trading at prices below their historic averages.  Depending on the results of the Advisor's research, the Fund may invest in equity securities (including common stock, preferred stock, shares of other investment companies and equity- and commodity-based exchange-traded funds ("ETFs"), fixed income securities (including corporate bonds, government issued bonds, and fixed income-based ETFs), or may hold a portion of the portfolio in cash and cash equivalents.

In selecting common and preferred stocks for the Fund, the Advisor seeks to invest in companies that are trading below the historical average stock price, have experienced negative events and are currently disfavored in the market, or whose stock price is otherwise below what the Advisor believes is the intrinsic value of the security.  The Advisor may invest in equity securities issued by small-, mid-, or large-capitalization companies, depending on which category currently offers the best opportunity for capital appreciation.  The Advisor may also invest in foreign companies through foreign securities, as well as American Depositary Receipts ("ADRs") or similar depositary receipts which are issued by a domestic bank, but which represent an equity interest in the foreign company.
An ETF is an investment company that offers investors a proportionate share in a portfolio of stocks, bonds, commodities, or other securities. Like individual equity securities, ETFs are traded on a stock exchange and can be bought and sold throughout the day. Traditional ETFs attempt to achieve the same investment return as that of a particular market index, such as the Standard & Poor's 500 Index. To mirror the performance of a market index, an ETF invests either in all of the securities in the index or a representative sample of securities in the index. Unlike traditional indexes, which generally weight their holdings based on relative size (market capitalization), enhanced indexes use weighting structures that include other criteria such as earnings, sales, growth, liquidity, book value, or dividends.  The Fund may invest in traditional and enhanced ETFs.  Commodity-based ETFs may hold the actual underlying commodity, or may invest in companies that benefit from the mining, processing, or delivery of certain commodities.  In selecting equity- and commodity-based ETFs, the Advisor will first identify an ETF that provides exposure to the particular sector of the market or industry the Advisor has already determined to be undervalued or offers the potential for capital appreciation.  ETFs may also be used to invest broadly in the markets rather than hold a large portion of the portfolio in cash pending investment decisions.
In selecting fixed income securities, the Advisor will consider those segments of the fixed income markets that may be disfavored in the markets or otherwise trading at a discount to their true value.  For instance, at times fixed income securities with a lower credit rating may be less attractive in the market and, therefore, may offer the opportunity for capital appreciation.  Similarly, at times fixed income securities issued by governments, including municipalities, may be less attractive to investors than corporate bonds, but may offer an opportunity for capital appreciation.  The Advisor may invest in fixed income securities of any maturity and any credit rating, including high-yield fixed income securities (junk bonds).  The Advisor may also purchase shares of fixed income ETFs that track certain fixed income indices.
The Advisor will sell holdings from the portfolio when the Advisor's top-down macro research or sector-specific research indicates other sectors of the economy offer a better opportunity for capital appreciation, when securities reach a price target for the security (floor or ceiling), when there is an opportunity to sell a holding after making an attractive return on the investment, to limit loss on an investment, or in the case of fixed income securities, upon maturity or when the bond is able to be sold at a premium.

Because the Advisor makes investment decisions based on global economic trends, it is possible that the Advisor's proprietary modeling will lead to substantial investments in a few particular asset classes or types of investments. For instance, at times the Fund may be substantially invested in large-cap equity securities, but as global trends shift, the Fund may later be invested substantially in government-issued fixed-income securities.  The Advisor believes that preserving the flexibility to make these different investments, the Fund will achieve its goal of capital appreciation, while maintaining lower volatility than the overall market.  The Fund's portfolio will be sufficiently allocated among issuers and types of investments to achieve adequate diversification for purposes of both tax laws and the Investment Company Act of 1940.
PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following principal risks:
Foreign Securities Risk.  The Fund may have significant investments in foreign securities, which have investment risks different from those associated with domestic securities.  The value of foreign investments may be affected by the value of the local currency relative to the U.S. dollar, changes in exchange control regulations, application of foreign tax laws, changes in governmental economic or monetary policy, or changed circumstances in dealings between nations.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.
Depository Receipts.  The Fund may invest in the securities of foreign issuers in the form of depository receipts or other securities convertible into securities of foreign issuers, including both sponsored and unsponsored American Depository Receipts and Global Depository Receipts.  Depository receipts are issued by a bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  Unsponsored depository receipt programs are organized independently of the issuer of the underlying securities and, consequently, available information concerning the issuer may not be as current as for sponsored depository receipts and the prices of unsponsored depository receipts may be more volatile.  The Fund's investments in depository receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted, including the risk that changes in currency exchange rates will negatively affect the value of investments.

Fixed Income Risk.  To the extent the Fund or an ETF in which the Fund invests holds fixed income securities, the Fund will be directly or indirectly subject to the risks associated with fixed income investments.  The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers.  Fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities.  Also, longer-term securities are more volatile, so the average maturity or duration of these securities affects risk.  Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt.  The lower the rating of a debt security, the greater its risks.  In addition, these risks are often magnified for securities rated below investment grade, often referred to as "junk bonds," and adverse changes in economic conditions or market perception are likely to cause issuers of these securities to be unable to meet their obligations to repay principal and interest to investors.
Interest Rate Risk.  A rise in interest rates may cause a decline in the value of the Fund's fixed income securities and preferred stocks, especially bonds with longer maturities.  A decline in interest rates may cause the Fund to experience a decline in its income.
Large-Cap Company Risk.  A Fund with holdings of large capitalization company securities may underperform the market as a whole.
Micro-Cap Securities Risk.  Some of the small companies in which the Fund invests may be micro-cap companies.  Micro-cap stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations.  Micro-cap companies carry additional risks because of the tendency of their earnings and revenues to be less predictable (and some companies may be experiencing significant losses), their share prices to be more volatile and their markets to be less liquid than companies with larger market capitalizations.  Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth.  In addition, there may be less public information available about these companies.  The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.  Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.
Management Style Risk.  Different types of securities tend to shift into and out of favor with investors depending on market and economic conditions.  The returns from the types of securities purchased by the Fund (large-cap, mid-cap, growth, value, etc.) may at times be better or worse than the returns from other types of funds.  Each type of investment tends to go through cycles of performing better or worse than the stock market in general.  The performance of the Fund may thus be better or worse than the performance of funds that focus on other types of investments, or that have a broader investment style.

Manager Risk.  The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.  The portfolio manager's experience is discussed in the section of this prospectus entitled "Management of the Fund – Investment Advisor."
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the securities markets.  Stock prices change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general equity market conditions.  In a declining stock market, prices for all companies (including those in the Fund's portfolio) may decline regardless of their long-term prospects.  The Fund's performance per share will change daily in response to such factors.
New Fund Risk.  Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.
New Manager Risk.  The Advisor does not have previous experience managing an investment company registered under the Investment Company Act of 1940.  Accordingly, investors in the Fund bear the risk that the Advisor's inexperience managing a registered investment company may limit its effectiveness and impact the ability of the Fund to achieve its investment objective.
Risks of Investing in Corporate Debt Securities.  Corporate debt securities are fixed income securities issued by businesses.  Bonds and notes are prevalent types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Risks of Investing in Municipal Securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. There could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
Risks Related to Investing in Other Investment Companies. The Fund's investments in other investment companies, including ETFs, closed-end mutual funds, and open-end mutual funds, will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolio of such investment companies and the value of the Fund's investment will fluctuate in response to the performance of such portfolio.  Shareholders in the Fund will indirectly bear fees and expenses charged by the ETFs and mutual funds in which the Fund invests in addition to the Fund's direct fees and expenses.  These types of investments by the Fund could affect the timing, amount, and character of distributions and therefore may increase the amount of taxes payable by shareholders.
Risks of Investing in REITs. To the extent that the Fund invests in real estate investment trusts (REITs), it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent a Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. A Fund's investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.
Small-Cap and Mid-Cap Securities Risk. The Fund may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies. Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies. Securities of these types of companies have limited market liquidity, and their prices may be more volatile. You should expect that the value of the Fund's shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

PERFORMANCE INFORMATION
The bar chart and tables shown on the following page provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund's average annual total returns of compare to that of a broad-based securities market index.  The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund's results can be obtained by visiting http://www.ncfunds.com.

Calendar Year Returns
Quarterly Returns
Highest and Lowest Returns During This Time Period
Highest return for a quarter	16.59%	Quarter ended December 31, 2013
Lowest return for a quarter	-3.92%	Quarter ended June 30, 2012
Year-to-date return as of most recent quarter	-3.91%	Quarter ended September 30, 2014
Sales loads are not reflected in the chart and table above.  If these amounts were reflected, returns would be less than those shown.
Periods Ended December 31, 2013 (returns with maximum sales charge)	Past 1 Year	Since Inception 02/09/12
SCS Tactical Allocation Fund Before taxes After taxes on distributions After taxes on distributions and sale of shares	39.05% 32.45% 38.00% 31.44%	18.91% 15.90% 18.06% 15.06%

Benchmark of 60% S&P 500 Index & 40% Barclays Aggregate Bond Index (reflects no deductions for fees and expenses)	18.93%	13.09%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).
MANAGEMENT
Investment Advisor. The Fund's investment advisor is Sentinel Capital Solutions Inc.
Portfolio Manager.  The Fund's portfolio will be managed on a day-to-day basis by Cort Meinelschmidt.  Mr. Meinelschmidt is the founder and has been the President of the Advisor since the firm's founding in 2011.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment is $100 for investors that sign up for the automatic investment plan, $1,000 for IRA investors, and $2,000 for all other investors.  The minimum subsequent investment for all investors is $100.
You can redeem Fund shares directly from the Fund by mail, facsimile, telephone, and bank wire.  Redemption orders by mail should be sent to the SCS Tactical Allocation Fund, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 252-972-1908.  Please call the Fund at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders.  Investors who wish to redeem Fund shares through a broker-dealer should contact the broker-dealer directly.
TAX INFORMATION
The Fund's distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS
An investment in the Fund should not be considered a complete investment program.  Whether the Fund is an appropriate investment for an investor will depend largely on his or her financial resources and individual investment goals and objectives.  Investors who engage in short-term trading or other speculative strategies and styles will not find the Fund to be an appropriate investment vehicle if they want to invest in the Fund for a short period of time.
Changes to Investment Objective and Strategy.  The Fund seeks capital appreciation.  The Fund's investment objective may be changed without shareholder approval upon sixty days' prior written notice to shareholders.
Temporary Defensive Positions.  The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions.  During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions.  When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.
Disclosure of Portfolio Holdings.  The Fund will seek to make portfolio holdings information available at the following website, http://www.ncfunds.com, following the end of each calendar month.  To reach this information, click on "Fund Search" from the menu options offered near the top of the page.  Then search for the Fund using key words such as "SCS" "SCS Tactical Allocation."  On the following page, select the link for SCS Tactical Allocation Fund.  Under the section of the next page entitled "Portfolio Holdings," there will be a link to the list of the Fund's complete portfolio holdings entitled "Click To View."  This information is generally posted to the website within ten days of the end of each calendar month and remains available until new information for the next calendar month is posted.  Additional descriptions of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities are available in the Statement of Additional Information.

MANAGEMENT OF THE FUND
INVESTMENT ADVISOR
The Fund's investment advisor is Sentinel Capital Solutions, Inc., located at 38 S. Potomac Street, Suite 304, Hagerstown, Maryland 21740. In addition to the Fund, the Advisor also provides investment advice to individuals through managed accounts.  As of November 30, 2014, the Advisor had approximately $35.8 million in assets under management.  Subject to the authority of the Board of Trustees, the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets.  The Advisor is also responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees, and the provision of certain executive personnel to the Fund.
Portfolio Managers. The Fund's portfolio will be managed on a day-to-day basis by Cort Meinelschmidt.  Mr. Meinelschmidt is the President and Portfolio Manager of the Advisor. Prior to founding the Advisor in 2011, he was a Financial Advisor at Centra Financial Services, and previously an Edward Jones Financial Advisor from 2004 until 2010.
The Fund's Statement of Additional Information provides information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.
Advisor Compensation.  As full compensation for the investment advisory services provided to the Fund, the Advisor receives a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets.
Disclosure Regarding Approval of Investment Advisory Contracts.  A discussion regarding the Trustees' basis for approving the investment advisory contracts for the Fund can be found in the Fund's semi-annual report to shareholders for the period ended February 29, 2012.  You may obtain a copy of the semi-annual and annual reports, free of charge, upon request to the Fund.
Expense Limitation Agreement.  In the interest of limiting expenses of the Fund, the Advisor has entered into an Expense Limitation Agreement with the Trust, pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage fees and commissions, borrowing costs, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and, amounts, if any, payable under a Rule 12b-1 distribution plan) are limited to 3.75% of the average daily net assets of the Fund for period ending January 1, 2016.  The Expense Limitation Agreement can only be terminated prior to that date at the discretion of the Fund's Board of

Trustees.  It is expected that the Expense Limitation Agreement will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not "interested persons" of the Trust or any other party to the Expense Limitation Agreement, as such term is defined in the Investment Company Act of 1940, and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
DISTRIBUTOR
Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of the Fund's shares.  The Distributor may sell the Fund's shares to or through qualified securities dealers or others.
Rule 12b-1 Distribution Plan.  The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Distribution Plan").  Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities intended to result in the sale or the servicing of Fund shares (this compensation is commonly referred to as "12b-1 fees").  These activities include reimbursement to entities for providing distribution and shareholder servicing with respect to Fund shares.  The Distribution Plan provides that the Fund may annually pay the Distributor up to 0.25% of its average daily net assets. Because the 12b-1 fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales loads.
ADDITIONAL INFORMATION ON EXPENSES
Other Expenses.  In addition to the investment advisory fees, the Fund pays all expenses not assumed by the Fund's Advisor, including: the fees and expenses of its independent registered public accounting firm and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments, damages awarded in litigation, or settlements.  All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

Acquired Fund Fees and Expenses.  In the summary section of the prospectus entitled "Fees and Expenses of the Fund," the "Acquired Fund Fees and Expenses" are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies.  "Acquired Fund Fees and Expenses" do not affect the Fund's actual operating costs and, therefore, are not included in the Fund's financial statements, which provide a clearer picture of the Fund's actual operating costs.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" under "Fees and Expenses of the Fund" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements.  The ratios reported in the Financial Highlights reflect the operating expenses of the Funds without "Acquired Fund Fees and Expenses."

INVESTING IN THE FUND
PURCHASE AND REDEMPTION PRICE
Determining a Fund's Net Asset Value.  The price at which you purchase or redeem shares is based on the next calculation of net asset value ("NAV") after an order is received in good form.  An order is considered to be in good form if it includes all necessary information and documentation related to a purchase or redemption request and, if applicable, payment in full of the purchase amount.  The Fund's NAV per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund.  To the extent that the Fund hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund do not price shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.  The NAV per share of the Fund is normally determined at 4:00 p.m. Eastern time, the time regular trading closes on the New York Stock Exchange.  The Fund does not calculate NAV on business holidays when the New York Stock Exchange is closed.
The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.  In determining the value of the Fund's total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  The Fund normally uses third party pricing services to obtain market quotations.  Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith by either a valuation committee or the Advisor under policies approved by the Trustees.  Fair value pricing may be used, for example, in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund's NAV calculation.
Pursuant to the policies adopted by the Trustees, the Advisor consults with the Fund's administrator on a regular basis regarding the need for fair value pricing.  The Advisor is responsible for notifying the Trustees (or the Fund's valuation committee) when it believes that fair value pricing is required for a particular security.  The Fund's policies regarding fair value pricing are intended to result in a calculation of the Fund's NAV that fairly reflects portfolio security values as of the time of pricing.  A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Fund's normal pricing procedures and the fair value price may differ from the price at which the security may ultimately be traded or sold.  If such fair value price differs from the price that would have been determined using the Fund's normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Fund's normal pricing procedures.  The performance of the Fund may also be affected if a portfolio security's fair value price were to differ from the security's price using the Fund's normal pricing procedures.  To the extent the Fund invest in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund's net asset value calculations are based upon the net asset value reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Other Matters.  Purchases and redemptions of shares by the same shareholder on the same day will be netted for the Fund.
BUYING OR SELLING SHARES
 THROUGH A FINANCIAL INTERMEDIARY
Certain financial intermediaries have agreements with the Fund that allow them to enter purchase or redemption orders on behalf of clients and customers.  These orders will be priced at the NAV next computed after the orders are received by the financial intermediary, subject to the order being in good form.  Orders received in good form by the financial intermediary before 4:00 p.m. Eastern Time will receive a share price based on that day's NAV and orders received after 4:00 p.m. Eastern Time will receive a price based on the next day's NAV.  You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.
PURCHASING SHARES
Purchases can be made directly from the Fund by mail or bank wire.  In addition, brokers that are authorized designees of the Fund may receive purchase and redemption orders on behalf of the Fund.  These designated brokers are also authorized to designate other financial intermediaries to receive orders on behalf of the Fund.  Such orders will be deemed to have been received by the Fund when an authorized designee, or broker-authorized designee, receives the order, subject to the order being in good form.  The orders will be priced at the NAV next computed after the orders are received by the authorized broker, or broker-authorized designee.  Orders received in good form before 4:00 p.m. Eastern Time will receive a share price based on that day's NAV and orders received after 4:00 p.m. Eastern Time will receive a price based on the next day's NAV.  Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.
Shares are sold subject to a maximum sales charge of 4.75%, so that the term "offering price" includes the front-end sales load. Shares are redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other broker-dealer authorized to sell shares of the Fund. The minimum initial investment is $100 for investors that sign up for the automatic investment plan, $1,000 for IRA investors, and $2,000 for all other investors. The minimum additional investment is $100. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.

The Fund reserves the right to (i) refuse any request to purchase shares for any reason and (ii) suspend the offering of shares at any time. An investor that has placed a purchase order will be notified as soon as possible in such circumstances.
Sales Charges.  The public offering price of Shares of the Fund is the net asset value per share plus a sales charge. The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:
Amount of Transaction At Public Offering Price	Sales Charge As % Of Public Offering Price	Sales Charge As % Of Net Amount Invested	Dealer Discounts and Brokerage Commissions As % Of Public Offering Price
Less than $50,000	4.75%	4.99%	4.25%
$50,000 to $100,000	4.00%	4.17%	3.50%
$100,000 to $250,000	3.25%	3.36%	2.85%
$250,000 to $500,000	2.50%	2.56%	2.15%
$500,000 to $1,000,000	1.50%	1.52%	1.20%
$1,000,000 or more	1.00%	1.01%	0.75%

Reduced Sales Charges.  Consistent with the policies of this Prospectus, certain investments may be combined for purposes of purchasing Fund shares with a lower sales charge.
•
Aggregating Accounts.  Investors and members of the same family may aggregate investments in Fund shares held in all accounts (e.g., non-retirement and retirement accounts) at the Fund and with certain financial intermediaries in order to obtain a reduced sales charge.

•
Rights of Accumulation.  The sales charge applicable to a purchase of Fund shares by an investor is determined by adding the purchase price of the shares to be purchased to the aggregate value of Fund shares previously purchased and then owned, provided the Distributor is notified by the investor or their broker-dealer each time a purchase is made which would so qualify.  For example, an investor who is purchasing Fund shares with an aggregate value of $50,000 and who currently owns Fund shares with an aggregate value of $250,000 would pay a sales charge of 2.50% of the offering price on the new investment.

•
Letter of Intent.  Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated 13-month period by completing the "Letter of Intent" section of the Fund shares application.  Information about the "Letter of Intent" procedures, including its terms, is contained in the Statement of Additional Information and on the Fund shares application.

•
Group Plans.  Shares of the Fund may be sold at a reduced or eliminated sales charge to certain group plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by its employees, members, or participants.  Information about such arrangements is available from the Distributor.

In order to obtain a reduced sales charge, it may be necessary at the time of purchase for an investor to inform the Fund, the Distributor, or their broker-dealer of the existence of other accounts or purchases which are eligible to be aggregated in order to obtain a reduced sales charge.  An investor may be required to provide the Fund, the Distributor, or their broker-dealer certain information to verify eligibility for a reduced sales charge.  This information may include, to the extent applicable, the following: (i) information or records regarding Fund shares eligible to be aggregated that are in all accounts held directly with the Fund by the investor; (ii) information or records regarding Fund shares eligible to be aggregated that are in accounts held with broker-dealers by the investor; and (iii) information or records regarding Fund shares eligible to be aggregated that are in accounts held with the Fund or with any broker-dealers by related parties of the investor, such as members of the same family or certain qualified groups.  See the Statement of Additional Information for additional information on reduced sales charges.
Waived Sales Charges.  Under certain conditions, Fund shares may be purchased without a front-end sales charge.  These conditions may include purchases made through or by the following:
•	Investors who invest through either fee-based platform services programs or mutual fund "supermarket" programs of certain broker-dealers and other financial intermediaries;
•	Employee benefit plans having more than 25 eligible employees or a minimum of $250,000;
•
Employees of dealers that are members of the Financial Industry Regulatory Authority, Inc. (formerly the National Association of Securities Dealers, Inc.), members of the dealers' immediate families, and the dealers' employee benefit plans;

•	Certain trust companies, bank trust departments, and investment advisors that invest on behalf of their clients and charge account management fees;
•	Participants in "no transaction fee" programs of discount brokerages that maintain an omnibus account with the Fund; or
•	Individuals investing distributions from tax-deferred savings and retirement plans.
•
Individuals purchasing shares with redemption proceeds (made within the previous 180 days) of another mutual fund where a sales charge has previously been charged (proof of the redemption date may be required).

The Advisor may also waive the front-end sales charges under certain other conditions.  Please contact the Advisor or the Distributor to determine eligibility for waived front-end sales charges.
Regular Mail Orders.  Payment for shares by mail must be made by check from a U.S. financial institution and payable in U.S. dollars.  Cash, money orders, and traveler's checks will not be accepted by the Fund.  If checks are returned due to insufficient funds or other reasons, your purchase will be canceled.  You will also be responsible for any losses or expenses incurred by the Fund and its administrator and transfer agent.  The Fund will charge a $35 fee and may redeem shares of the Fund owned by the purchaser or another identically registered account in another series of the Trust to recover any such losses.  For regular mail orders, please complete the Fund Shares Application and mail it, along with your check made payable to the Fund, to:
SCS Tactical Allocation Fund
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
 Rocky Mount, North Carolina 27803-0365
The application must contain your Social Security Number or Taxpayer Identification Number.  If you have applied for a number prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for your number.  Taxes are not withheld from distributions to U.S. investors if certain requirements of the Internal Revenue Service are met regarding the Social Security Number and Taxpayer Identification Number.
Bank Wire Purchases.  Purchases may also be made through bank wire orders.  To establish a new account or add to an existing account by wire, please call the Fund at 1-800-773-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number.
Additional Investments.  You may also add to your account by mail or wire at any time by purchasing shares at the then current net asset value.  The minimum additional investment is $100.  Before adding funds by bank wire, please call the Fund at 1-800-773-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number.  Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your confirmation statement.  Otherwise, please identify your account in a letter accompanying your purchase payment.
Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Fund will automatically charge the shareholder's checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Fund.

Share Certificates.  The Fund normally does not issue share certificates.  Evidence of ownership of shares is provided through entry in the Fund's share registry.  Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.
Important Information about Procedures for Opening a New Account.  Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Fund is required to obtain, verify, and record information that enables the Fund to form a reasonable belief as to the identity of each customer who opens an account.  Consequently, when an investor opens an account, the Fund will ask for the investor's name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor.  The Fund may also ask to see the driver's license or other identifying documents of the investor.  An investor's account application will not be considered "complete" and, therefore, an account will not be opened and the investor's money will not be invested until the Fund receives this required information.  In addition, if after opening the investor's account the Fund is unable to verify the investor's identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict further investments until the investor's identity is verified; and (ii) close the investor's account without notice and return the investor's redemption proceeds to the investor.  If the Fund closes an investor's account because the Fund could not verify the investor's identity, the Fund will value the account in accordance with the next NAV calculated after the investor's account is closed.  In that case, the investor's redemption proceeds may be worth more or less than the investor's original investment.  The Fund will not be responsible for any losses incurred due to the Fund's inability to verify the identity of any investor opening an account.
REDEEMING YOUR SHARES
Regular Mail Redemptions.  Regular mail redemption requests should be addressed to:
SCS Tactical Allocation Fund
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
 Rocky Mount, North Carolina 27803-0365
Regular mail redemption requests should include the following:
(1)	Your letter of instruction specifying the account number and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)	Any required signature guarantees (see "Signature Guarantees" below); and
(3)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other entities.
Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request.  The Fund may delay forwarding a redemption check for recently purchased shares while the Fund determines whether the purchase payment will be honored.  Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer.  In all cases, the NAV next determined after receipt of the request for redemption will be used in processing the redemption request.
Telephone and Bank Wire Redemptions.  Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone.  You may also redeem shares by bank wire under certain limited conditions.  The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.
The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 919-882-9281).  The confirmation instructions must include the following:
(1)    Name of Fund;
(2)    Shareholder name and account number;
(3)    Number of shares or dollar amount to be redeemed;
(4)    Instructions for transmittal of redemption proceeds to the shareholder; and
(5)    Shareholder signature as it appears on the application on file with the Fund.
Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above.  You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum).  Redemption proceeds cannot be wired on days in which your financial institution is not open for business.  You can change your redemption instructions anytime you wish by filing a letter with your new redemption instructions with the Fund.  See "Signature Guarantees" below.
The Fund, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions.  If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by regular mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-773-3863.  Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Fund.  Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing him or herself to be the investor and reasonably believed by the Fund to be genuine.  The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine.  The Fund will not be liable for any losses due to fraudulent or unauthorized instructions.  The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.
Systematic Withdrawal Plan.  A shareholder who owns shares of the Fund valued at $5,000 or more at the current offering price may establish a systematic withdrawal plan ("Systematic Withdrawal Plan") to receive a monthly or quarterly check in a stated amount (not less than $50).  Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount.  The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash.  Call or write the Fund for an application form.
Minimum Account Size.  The Trustees reserve the right to redeem involuntarily any account having a NAV of less than $1,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30-days' prior written notice.  If the shareholder brings his account NAV up to at least $1,000 during the notice period, the account will not be redeemed.  Accounts that have signed up for the automatic investment plan are not subject to the minimum account size.  Redemptions from retirement accounts may be subject to federal income tax.  Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.
Redemptions in Kind.  The Fund does not intend, under normal circumstances, to redeem its shares by payment in kind.  It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash.  In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's NAV per share.  Shareholders receiving them bear the market risks associated with the securities until they have been converted into cash and may incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the Investment Company Act of 1940 wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) 1% of the Fund's NAV at the beginning of such period.  Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund's election.

Signature Guarantees.  To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account.  Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to a financial institution; and (iv) redemption requests in excess of $50,000.  Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.
Miscellaneous.  The Fund reserves the right to delay the distribution of redemption proceeds involving recently purchased shares until the check for the recently purchased shares has cleared, which may take up to 15 days from the date of purchase.  The Fund may also suspend redemptions, if permitted by the Investment Company Act of 1940, for any period during which the New York Stock Exchange is closed, trading is restricted by the Securities and Exchange Commission, or the Securities and Exchange Commission declares that an emergency exists.  Redemptions may be suspended during other periods permitted by the Securities and Exchange Commission for the protection of the Fund's shareholders.  During drastic economic and market changes, telephone redemption privileges may be difficult to implement.
FREQUENT PURCHASES AND REDEMPTIONS
Frequent purchases and redemptions of Fund shares by a shareholder, known as frequent trading, present a number of risks to the Fund's other shareholders.  These risks include dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio holdings, and increased brokerage and administration costs.  Due to the potential of a thin market for some of the Fund's portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions.  Frequent trading may also increase portfolio turnover, which may in turn result in increased capital gains taxes for shareholders.
The Board of Trustees has adopted a policy that is intended to discourage frequent trading by shareholders.  The Fund does not accommodate frequent trading.  Under the adopted policy, the Fund's transfer agent provides a daily record of shareholder trades to the Advisor.  The Fund's transfer agent also monitors and tests shareholder purchase and redemption orders for frequent trading.  The Advisor has the discretion to limit investments, by refusing further purchase and exchange orders, from a shareholder that the Advisor believes has a pattern of trades not in the best interests of the other shareholders.  In addition to this discretionary policy, the Fund will also limit investments from any shareholder account that, on two or more occasions during a 60 calendar day period, purchases and redeems shares over a period of less than ten days having a redemption amount within ten percent of the purchase amount and greater than $10,000.  In the event such a purchase and redemption pattern occurs, the shareholder account and any other account with the same taxpayer identification number will be precluded from investing in the Fund for at least 30 calendar days after the second redemption transaction.

The Fund and Advisor intend to apply this policy uniformly, except that the Fund may not be able to identify or determine that a specific purchase or redemption is part of a pattern of frequent trading or that a specific shareholder is engaged in frequent trading, particularly with respect to transactions made through omnibus accounts or accounts opened through financial intermediaries such as broker-dealers and banks.  Omnibus account arrangements permit multiple investors to aggregate their respective share ownership and to purchase, redeem, and exchange Fund shares without the identity of the individual shareholders being immediately known to the Fund.  Like omnibus accounts, accounts opened through financial intermediaries normally permit shareholders to purchase, redeem, and exchange Fund shares without the identity of the shareholder being immediately known to the Fund.  Consequently, the ability of the Fund to monitor and detect frequent trading through omnibus and intermediary accounts is limited, and there is no guarantee that the Fund can identify shareholders who might be engaging in frequent trading through these accounts or curtail such trading.
In addition, this policy will not apply if the Advisor determines that a purchase and redemption pattern does not constitute frequent trading, such as inadvertent errors that result in frequent purchases and redemptions.  Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where a shareholder unintentionally or mistakenly invests in the Fund and redeems immediately after recognizing the error).  The shareholder shall have the burden of proving to the sole satisfaction of the Advisor that a purchase and redemption pattern was the result of an inadvertent error.  In such a case, the Advisor may choose to allow further purchase and exchange orders from such shareholder.

OTHER IMPORTANT INFORMATION
DIVIDENDS, DISTRIBUTIONS, AND TAXES
The following information is meant as a general summary for U.S. taxpayers.  Additional tax information appears in the Fund's Statement of Additional Information.  Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.
The Fund will distribute most of their income and realized gains to its shareholders every year.  Income dividends paid by the Fund derived from net investment income, if any, will and capital gains distributions, if any, will generally be paid at least annually.  Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares.  Although the Fund will not be taxed on amounts they distribute, shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are received in cash or are reinvested in additional Fund shares.  Distributions may be subject to state and local taxes, as well as federal taxes.
In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the Fund shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.
As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28%) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.  Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due.  Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.
Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.
FINANCIAL HIGHLIGHTS
The financial highlights tables on the following pages are intended to help you understand the Fund's financial performance since its inception on February 9, 2012.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The financial data in the table below have been derived from audited financial statements of the Fund.  This information has been audited by BBD, LLP, an independent registered accounting firm, since the August 2013 fiscal year audit, and was previously audited by BrookWeiner, L.L.C., whose reports covering such periods are incorporated by reference into the Statement of Additional Information.  This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the Statement of Additional Information, copies of which may be obtained at no charge by calling the Fund.  Further information about the performance of the Fund is contained in the Fund's Annual Report, copies of which may also be obtained at no charge by calling the Fund at 1-800-773-3863.
For a Share Outstanding During the Fiscal Year or Period Ended August 31
	2014	2013	2012(d)
Net Asset Value, Beginning of Period	$11.30	$10.32	$10.00
Income from Investment Operations
Net investment income (loss)	(0.08)	0.05	0.11
Net realized and unrealized gain on investments	2.30	1.10	0.21
Total from investment operations	2.22	1.15	0.32
Less Distributions to Shareholders
Net investment income	-	(0.17)	--
Net realized gains	(0.41)	-	--
Total Distributions	(0.41)	(0.17)	--
Net Asset Value, End of Period	$13.11	$11.30	$10.32
Total Return (c)	19.56%	11.42%	3.20%(b)(e)
Net Assets, End of Period (in thousands)	$6,307	$3,958	$1,597
Ratios of:
Gross expenses to average net assets (e)	3.78%	6.20%	13.24% (a)
Net expenses to average net assets (e)	3.72%	3.47%	1.65% (a)
Net investment income (loss) to average net assets	(0.73)%	0.38%	2.46% (a)
Portfolio turnover rate	156.28%	116.45%	67.51% (b)

(a)   Annualized.
(b)   Not annualized.
(c)    Total return does not reflect sales charge, if any.
(d)  For a share outstanding during the period from February 9, 2012 (Date of Initial Public Investment) to August 31, 2012.
(e)  Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

ADDITIONAL INFORMATION

SCS Tactical Allocation Fund

Additional information about the Fund is available in the Fund's Statement of Additional Information, which is incorporated by reference into this prospectus.  Additional information about the Fund's investments is also available in the annual and semi-annual reports to shareholders.  The annual reports include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
The Fund's Statement of Additional Information and the annual and semi-annual reports will be available, free of charge, on the website listed below and upon request by contacting the Fund (you may also request other information about the Fund or make shareholder inquiries) as follows:
By telephone:	1-800-773-3863
By mail:	SCS Tactical Allocation Fund c/o Nottingham Shareholder Services 116 South Franklin Street Post Office Box 4365 Rocky Mount, North Carolina 27803-0365
By e-mail:	shareholders@ncfunds.com
On the Internet:	www.ncfunds.com
Information about the Fund (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-551-8090.  Reports and other information about the Fund is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File Number 811-22298